SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549

                           FORM 8-K

                        CURRENT REPORT

           Filed pursuant to Section 13 or 15(d) of

              THE SECURITIES EXCHANGE ACT OF 1934


                April 2, 1998 (April 1, 1998)
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        Date of Report (Date of earliest event reported)


                PHYSICIAN COMPUTER NETWORK, INC.
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      (Exact name of registrant as specified in charter)


                           New Jersey
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        (State or other jurisdiction of incorporation)


                            0-19666
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                   (Commission File Number)


                           22-2485688
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               (IRS Employer Identification No.)


                     1200 The American Road
                 Morris Plains, New Jersey 07950
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           (Address of principal executive officers)



                        (973) 490-3100
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     (Registrant's telephone number, including area code)

ITEM 5.   Other Events
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                  On April 2, 1998, the Registrant issued a press release, announcing that, among other things:

(i) an entity controlled by the Chairman of the Board and largest shareholder of Registrant has agreed to make an $11,000,000 equity investment in the Registrant (documents reflecting that agreement and related matters are filed as Exhibits 1 through 5 hereof and are incorporated herein by reference);

(ii) an agreement, subject to completion of definitive agreements, has been reached with the Registrant's senior lenders to restructure the Registrant's senior credit facility including the forbearance of all existing defaults under its senior credit facility;

(iii) the Registrant's independent auditors have advised the Registrant with respect to the consolidated financial statements for the period ended December 31, 1996 that: (a) they are withdrawing their report on the Registrant's consolidated financial statements for the period ended December 31, 1996; and
(b) the balance sheet for the period ended December 31, 1996 will need to be restated;

(iv) the Registrant can not currently project the date on which its final results for the fourth quarter and the year ended December 31, 1997 will be released; and

(v) the Registrant expects to report a higher net loss from operations for the year ended December 31, 1997 than previously announced.

                  A copy of the press release containing these announcements and other matters is filed herewith as Exhibit 6 and incorporated herein by reference.



ITEM 7.           Financial Statements, Pro Forma Financial Information
                  and Exhibits.
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                  No financial statements or pro forma financial information are required to be filed as a part of this report. There are no financial exhibits filed as part of this report.

                  (c)      Exhibits.
                           ---------

                  Exhibit 1 -- Copy of Escrow Agreement among the Registrant, JA Special Limited Partnership and Gordon Altman
                                            Butowsky Weitzen Shalov & Wein
                                            dated April 1, 1998.

                  Exhibit 2 -- Copy of Stock Purchase Agreement between the Registrant and JA Special Limited Partnership dated April 1, 1998.

                  Exhibit 3 -- Copy of Common Stock Purchase Warrant dated April 1, 1998 to purchase 6,000,000 shares issued pursuant to the Stock Purchase Agreement dated April 1,
                                            1998.

                  Exhibit 4 -- Copy of Letter Agreement between the Registrant and JA Special Limited Partnership dated April 1, 1998 amending the Common Stock Purchase Warrant dated September 13, 1995 (previously filed as Exhibit 3 to a report on Form 8-K dated September 18, 1995).

                  Exhibit 5 -- Copy of Article Third (h) of the Restated Certificate of Incorporation setting forth the rights of the holders of Series B Cumulative Preferred Stock

                  Exhibit                   6 -- Press Release dated April 2,
                                            1998.

                           SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              PHYSICIAN COMPUTER NETWORK, INC.
                                        (REGISTRANT)


Date: April  6, 1998                By:    /s/ Paul Antinori
                                        ----------------------------------
                                            Paul Antinori
                                            Vice President

                                  EXHIBIT INDEX


                  Exhibit 1 -- Copy of Escrow Agreement among the Registrant, JA Special Limited Partnership and Gordon Altman Butowsky Weitzen Shalov & Wein dated April 1, 1998.

                  Exhibit 2 -- Copy of Stock Purchase Agreement between the Registrant and JA Special Limited Partnership dated April 1, 1998.

                  Exhibit 3 -- Copy of Common Stock Purchase Warrant dated April 1, 1998 to purchase 6,000,000 shares issued pursuant to the Stock Purchase Agreement dated April 1,
                                            1998.

                  Exhibit 4 -- Copy of Letter Agreement between the Registrant and JA Special Limited Partnership dated April 1, 1998 amending the Common Stock Purchase Warrant dated September 13, 1995 (previously filed as Exhibit 3 to a report on Form 8-K dated September 18, 1995).

                  Exhibit 5 -- Copy of Article Third (h) of the Restated Certificate of Incorporation setting forth the rights of the holders of Series B Cumulative Preferred Stock

                  Exhibit                   6 -- Press Release dated April 2,
                                            1998.